Exhibit 99.1 Core Natural Resources Investor Presentation March 24, 2025 1

FORWARD LOOKING STATEMENTS This presentation contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” targets, “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect current views of Core Natural Resources, Inc. ( Core or the Company ) about future events. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, deterioration in economic conditions (including continued inflation) or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; alternative steel production technologies that may reduce demand for our coal; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; the risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving out longwall equipment, railroad derailments, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; failure to obtain or renew surety bonds or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and corporate governance practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws or regulations or tariffs and other trade measures; our inability to find suitable joint venture partners or acquisition targets or integrating the operations of future acquisitions into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings, including those which are more fully described herein; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of the Company; failure to maintain effective internal controls over financial reporting; uncertainty with respect to the Company’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare; uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of the Company and Arch Resources, Inc. ( Arch ) will not be integrated successfully after the closing of the merger; the risk that the anticipated benefits of the Merger may not be realized or may take longer to realize than expected; and other unforeseen factors. All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core's annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 2

CORE AT A GLANCE

A Premier North American Natural Resource Company Focused on Global Markets

5,000+
employees

Decades
of high-quality reserves that will support low-cost mining at flagship longwall operations through 2050

~25
Number of countries – located on five continents – to which Core sells

$4.7 bn
2024 Revenue[1]

~30 mm
tons of high calorific value thermal coal sales per year

~12 mm
tons of metallurgical and crossover coal sales per year on a normalized[2] basis

First Quartile
on cost curve among U.S. metallurgical and seaborne thermal coal suppliers

No. 1
supplier of High-Vol A metallurgical coal globally

High C.V. Coal
Highest calorific value thermal coal supplied to the seaborne marketplace

75%
of exports directed to steelmakers, cement manufacturers, and other infrastructure providers

90%
of projected export seaborne volumes from low-cost, world-class longwall mines

Industry Leader
in sustainability, with safety and environmental compliance record at industry forefront

[1] 2024 CONSOL Energy Inc. ("CONSOL") revenue of $2,236 million; 2024 Arch revenue of $2,496 million, including interest and other income to conform Arch's historical financial information to that of CONSOL
[2] "Normalized" is defined as the expected run rate on an annualized basis post the resumption of longwall production at Leer South
Note: units in short tons

3

CORE

LEADING METALLURGICAL & HIGH C.V. THERMAL PORTFOLIOS SUPPORTED BY STRATEGIC LOGISTICAL NETWORK



Vancouver
PRB
Black Thunder
Coal Creek
High C.V. Thermal
West Elk
High C.V. Thermal
Bailey
Enlow Fork
Harvey
CMT
(100% owned)
DTA
(35% owned)
Metallurgical
Leer
Leer South
Beckley
Mountain Laurel
Itmann
Long Beach
Houston
New Orleans
CONSOL Marine Terminal ("CMT")
Dominion Terminal Associates ("DTA") (35% interest)
Core Natural Resources headquarters
Accessible terminal capacity

KEY STATISTICS

11
mines anchored by eight longwalls

85 mm
2024 total tons sold

27 Mtpa
export capacity via ownership interests in two marine terminals

Source: SEC Filings
Note: units in short tons

4

CORE

TWO COMPLEMENTARY, CORE LINES OF BUSINESS SERVING MULTIPLE GROWTH MARKETS & GEOGRAPHIES

CORE NATURAL RESOURCES UNDERPINNED BY TWO HIGH-QUALITY COAL PORTFOLIOS – METALLURGICAL AND HIGH C.V. THERMAL

BROAD-BASED SET OF METALLURGICAL COALS SERVING STEEL PRODUCERS GLOBALLY

- High-Vol A
- Low-Vol
- High-Vol B
- Crossover

+

IN-DEMAND HIGH CALORIFIC VALUE SEABORNE THERMAL COALS SERVING GLOBAL INDUSTRIAL, INFRASTRUCTURE, AND ENERGY CUSTOMERS

- High Calorific Value Thermal
- Crossover

CORE SEGMENTS SERVE MULTIPLE GROWTH MARKETS AND GEOGRAPHIES WITH COMPELLING SECULAR FUNDAMENTALS

Scarcity Value

Ultra-high-calorific-value thermal coals such as those produced by Core represent just 2% of seaborne thermal coal trade

>4 bn

The world uses >4bn tons of cement annually, and that figure is projected to climb

>50%

Projected annual increase in global seaborne met coal demand by 2050, per consensus

>100 mm

Tons of new, annual blast furnace capacity planned for India and Southeast Asia by 2030

Record Demand

The world consumed ~8.8 billion tons of coal in 2024, an all-time high







>75%

Percentage of global cement market centered in Asia, where cement makers rely heavily on high calorific value thermal coal

Essential

Supplier to global steel and cement industry, which is critical to global decarbonization aspirations

1 billion

The global automotive fleet is projected to grow by ~1 billion vehicles by 2050

65%

of export volume sold into fast-growing Asian marketplace

AI

New and planned data centers are driving increases in baseload power generation requirements in the U.S. – particularly in Core's primary market area

5

Source: Wood Mackenzie, United Nations, U.S. Department of Transportation, International Energy Agency, World Steel Association, EIA, Vestas and Internal

CORE

CLEAR STRATEGY TO DRIVE GROWTH & CREATE SHAREHOLDER VALUE • Position Core to capitalize on the rising demand for critical resources and energy around the world, with a Build on global leadership positions focus on inputs for steelmaking and infrastructure development in two core lines of business – • Focus on large, highly productive, low-cost mining operations capable of generating substantial levels of cash metallurgical and high calorific value in a wide range of market environments thermal segments • Leverage exceptional logistical network anchored by ownership positions in two large, East Coast export terminals, as well as via strategic relationships on the West Coast and Gulf as well as at other East Coast ports • Capture already identified synergies of $110 to $140 million while pursuing additional synergy identification and capture thereafter • Capitalize on substantial cash-generating capabilities Sustain ample liquidity and a • Maintain financial flexibility through a combination of strong liquidity and modest debt level well-fortified balance sheet • Target net debt neutral balance sheet • Board views a strong capital return program as central to Core’s value proposition Execute robust capital return program• Targeting return of 75% of free cash flow with vast majority of cash directed towards share repurchases complemented by a sustaining quarterly dividend of $0.10 per share • Board has authorized $1 billion in share repurchases to support new framework • Operate and manage through our core values – SAFETY, Compliance, and Continuous Improvement Build on longstanding position as a leader in sustainability• Maintain longstanding track record of excellence in mine safety and environmental compliance 6

Core is strategically positioned to serve two constructive and growing segments of the global coal market 7 7

METALLURGICAL SEGMENT GLOBAL SEABORNE DEMAND FOR METALLURGICAL COAL IS EXPECTED TO GROW STEADILY & CONSISTENTLY THROUGH MID-CENTURY Projected Global Seaborne Metallurgical Imports, Through 2050 • Global seaborne coking coal demand is (in millions of metric tons) expected to continue to climb through 2050, buoyed by continued economic 500 development and urbanization in India and the rest of Southeast Asia • Approximately 60% of the world’s 400 population lives in Asia, where metallurgical coal demand is centered and where indigenous sources of 300 metallurgical coal are limited • Based on the consensus estimate, demand – in aggregate – is expected to 200 total more than 11 billion tons between now and 2050, which will significantly strain supply availability 100 Source: Wood Mackenzie, AME, Internal 8 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050

METALLURGICAL SEGMENT PROJECTED STEEL CAPACITY GROWTH IN SOUTHEAST ASIA IS PROJECTED TO BE SIGNIFICANT & LARGELY BLAST FURNACE DRIVEN Planned Steel Capacity Additions, By Technology Planned Blast Furnace Capacity Additions In India (in millions of metric tons) (in millions of metric tons) CAPACITY BLAST FURNACE ADDITIONS IN MT SHARE OF NEW 49 JSW Southeast Asia 64 92% 26 Myanmar 4 100% 39 TATA Thailand 2 0% 24 Vietnam 14 85% 30 SAIL Cambodia 4 100% 24 Philippines 9 94% 16 JSPL Malaysia 10 97% 7 Indonesia 21 100% 16 AM/NS 2 2030 8 RINL 8 2024 Wood Mackenzie estimates that Southeast Asia’s steel production will grow by more than 55% from 2024 to 2030 – from 59 million tons to 93 million tons – mostly via the blast furnace route Source: Public Information, Company Filings, Internal, Wood Mackenzie, World Steel Association 9

METALLURGICAL SEGMENT LONG-RUN METALLURGICAL COAL PRICING HAS SHIFTED HIGHER Annual Average Hard Coking Coal Price (US$ per metric ton, inflation adjusted) The average long-run coking coal price continues to shift higher in the face of $400 limited new investment, ESG pressures, and supportive long-term demand $300 • The coking coal benchmark has averaged $243 per metric ton on an inflation-adjusted basis since 2005 $200 • Core expects volatility to continue, but potentially with an upward bias as mining costs increase over time due to ongoing $100 under-investment coupled with reserve degradation and depletion and policy measures $0 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2024 US$ Mean Price 2020 - 2024 Mean Price 2005 - 2024 Source: Bloomberg, Public Information, BLS, Internal Note: 2024 real dollars 10

HIGH C.V. THERMAL SEGMENT SEABORNE THERMAL COAL DEMAND HIT ANOTHER ALL-TIME HIGH IN 2024 Seaborne Thermal Coal Demand (in millions of metric tons) • Seaborne thermal coal demand has risen significantly since 2000 1,100 1,000 • While global thermal coal 900 consumption is likely to peak at some point, we don’t expect that 800 peak to come anytime soon 700 600 • Even when that peak is reached, 500 the decline is likely to be gradual 400 – and extend over many years – 300 when it comes 200 • The build-out of new coal-based 100 generating capacity in Asia is 0 continuing at a substantial pace Source: Wood Mackenzie 11 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

HIGH C.V. THERMAL SEGMENT GLOBAL CEMENT PRODUCTION IN THE WORLD EXCLUDING CHINA IS PROJECTED TO CLIMB MARKEDLY THROUGH 2050 The vast majority of the world’s cement production relies on coal as a feedstock – with each ton of cement requiring an estimated ~0.2 tons of coal on average Global Cement Production (in millions of metric tons) 3,250 3,000 2,750 2,500 2,250 2,000 1,750 1,500 1,250 1,000 750 500 250 0 ROW Europe Americas Africa Middle East Asia Ex. China Source: Wood Mackenzie, Internal 12 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050

HIGH C.V. THERMAL SEGMENT INDIAN COAL CONSUMPTION FOR CEMENT AND INDUSTRIAL USES IS PROJECTED TO INCREASE BY MORE THAN 60 MILLION TONS BY 2050 Core’s high calorific value coals are uniquely positioned to capitalize on this growth Indian Seaborne Coal Demand For Cement Production Indian Seaborne Coal Demand For Other Industrial Uses (actual and projected, in millions of metric tons) (actual and projected, in millions of metric tons) 86 186 184 180 79 178 177 71 169 62 161 54 44 40 2023 2025 2030 2035 2040 2045 2050 2023 2025 2030 2035 2040 2045 2050 Source: Wood Mackenzie 13

Two Premier Portfolios Serving Global Markets 14 14

CORE’S BEST-IN-CLASS LONGWALL OPERATIONS RANK AMONG THE WORLD’S MOST PRODUCTIVE & COST COMPETITIVE U.S. Metallurgical Coal Cost Curve (2024) Global Seaborne Thermal Cost Curve (2024) Cash Costs (US$ per metric ton) Cash Costs (US$ per metric ton) $180 $160 th st rd th nd st rd 4 Quartile nd 1 Quartile 3 Quartile 4 Quartile 2 Quartile 1 Quartile 3 Quartile 2 Quartile $160 $140 $140 $120 $120 $100 $100 Leer and $80 Leer South $80 PAMC $60 $60 $40 $40 $20 $20 $0 $0 Cumulative Production (Million Metric Tons) Cumulative Production (Million Metric Tons) Source: Wood Mackenzie, Internal Note: Seaborne thermal includes mining, preparation, transport, port and overhead costs 15 12/31/1899 1/8/1900 1/16/1900 1/24/1900 2/1/1900 2/9/1900 2/17/1900 2/25/1900 3/5/1900 3/13/1900 12/31/1899 4/10/1900 7/19/1900 10/27/1900 2/4/1901 5/15/1901 8/23/1901 12/1/1901 3/11/1902 6/19/1902 9/27/1902

PREMIER GLOBAL METALLURGICAL PORTFOLIO

- Core is an essential link in the world's steel value chain via a broad slate of metallurgical products
- More than 75% of Core's metallurgical production – inclusive of crossover tons – is produced via low-cost, world-class longwall operations
- Core's metallurgical longwall mines have a normalized average cash cost structure in the first quartile of U.S. metallurgical producers
- Core has one of the world's largest High-Vol A coking coal franchises

Core Produces A Diverse Metallurgical Product Slate


Crossover
High-Vol A
High-Vol B
Low-Vol

Core produces a broad slate of metallurgical products that it sells to many of the world's largest steelmakers

Core's Share Of Global High-Vol A Market


Core

Core supplies ~25% of the world's High-Vol A coking coal, which has great value-in-use as a blending agent with lesser-quality coals

U.S. Coking Coal Output By Producer

(in millions of short tons)


Crossover
Coking Coal
Projected Normalized Sales Volumes
16
14
12
10
8
6
4
2
0
Peer 1
Core
Peer 2
Peer 3
Peer 4

Core expects to move more than 12 million tons into global metallurgical markets once Leer South's longwall resumes operation and inclusive of crossover tons from its PAMC complex

16

CORE

PREMIER HIGH C.V. THERMAL PORTFOLIO

The Pennsylvania Mining Complex (PAMC) is one of the largest, most efficient coal mining complexes in North America, producing ~26 million tons annually for sale into seaborne and domestic markets

The West Elk mine in Colorado is expected to produce ~5 million tons annually for sale into U.S. industrial and seaborne markets

Core Produces Some Of The World's Highest Quality Thermal Coals


Ultra High C.V.
Thermal Coal

Core's high calorific value thermal coals rank among the top 2% of all thermal coals sold into the 1.1-billion-metric-ton seaborne market on a heat content basis

Core Sells A Growing Percentage Of Its High C.V. Thermal Coal Into Industrial Markets


Power
Industrial

Core sells nearly 50% of its high calorific value thermal coal into industrial markets – including cement, brick, and crossover metallurgical applications – that are critical for global infrastructure development

High C.V. Thermal Segment Sells An Increasing Percentage Of Its Output Into Fast-Growing International Markets

(in millions of short tons)


~18
~12
International
Domestic

While Core has the strategic flexibility to direct volumes into the most profitable market segment – whether in the international or domestic arena – the percentage of tons moving into the seaborne market is projected to continue to climb

17

CORE

BROAD, DIVERSE SET OF COAL QUALITIES SERVING MULTIPLE GROWTH MARKETS & GEOGRAPHIES

STRONG CUSTOMER RELATIONSHIPS

~65% of combined 2024 metallurgical and high caloric value thermal coal output exported into:

- **300+ Mtpa** seaborne met marketplace
- **1.1 Btpa** seaborne thermal marketplace

High-quality met coal portfolio sells **~8 mm tons** into global markets

High-quality thermal portfolio directs **~18 mm tons** into seaborne markets and could shift **additional tons** in the future

Strong, direct, longstanding relationships with many of the world's largest steelmakers as well as established and expanding relationships with cement producers and other industrial customers **in India, one of the world's fastest growing economies**

COMBINED 2024 COAL SHIPMENTS BY REGION



~26 mm
total tons exported globally in 2024
ASIA
~65%
AMERICAS (EXCLUDING U.S.)
~15%
EUROPE
~15%
AFRICA
~5%

Source: Wood Mackenzie, AME, World Steel Association, Public Information, Company Filings, and Internal

Notes: 1) All 2024 figures reflect the combined performance of Arch and CONSOL as standalone entities, 2) CORE shipments/sales in short tons, seaborne marketplace in metric tons

18

CORE

CORE IS COMMITTED TO INNOVATION & TECHNOLOGY DRIVING PRODUCTIVITY GAINS ACROSS ITS ENTIRE OPERATING PORTFOLIO Remote Operation Advanced Communications Shield Proximity Wi-Fi Connected Equipment Variable Frequency Drives Extensive Fiber Optic Networks Strategic Diagnostics Precision Processing Acceptance Testing Ultrafine Filter Press Motion Amplification Predictive Maintenance Precision Mining Vibration Analysis Laser-Enabled Face Alignment Ultrasonic Detection 19

CORE’S INNOVATIONS SUBSIDIARY IS PURSUING THE DEVELOPMENT OF NEW APPLICATIONS FOR COAL Reimagining carbon for a sustainable future Innovate Test Scale Carbon Products & Materials Coal Plastic Composite (CPC) Decks Carbon Management COMET Methane Mitigation • Goal is to create a new business unit large enough to provide meaningful diversification within 5-10 years • Initial focus on gaining a foothold in large, high-growth markets via niches where we bring a clear value proposition to enter and disrupt • Model is structured around learning quickly, directing resources to the highest-potential opportunities, and scaling only after profitability has been demonstrated 20

Sustainability 21 21

COMMITMENT TO SUSTAINABILITY • Core strives for excellence in safety and environmental stewardship and is focused on setting the industry standard in these critical areas of performance We embrace the highest • Two of Core’s flagship operations have secured a Level A principles of sustainability verification under the internationally recognized Towards in everything we do and are Sustainable Mining framework – the first two North American mines of any kind to do so committed to supporting society in the pursuit of a • Going forward, we are committed to: healthy, safe, and − Making safety our deepest value and the foundation of our corporate culture sustainable future. − Maintaining our longstanding leadership in environmental stewardship and compliance − Investing in Core’s people and the communities in which we live and work − Conducting business in an ethical and transparent manner 22

METALLURGICAL & HIGH CALORIFIC VALUE THERMAL PRODUCTS ARE ESSENTIAL TO THE CONSTRUCTION OF A NEW, LESS CARBON-INTENSIVE ECONOMY Core sells an increasing percentage of its high-quality coal products into steel, cement, brick, and other industrial markets essential for infrastructure development and the build-out of a low-carbon economy. Mass Transit Wind Turbines Electric Vehicles 23

Financial Overview 24 24

GLOBAL INDUSTRY LEADER AMONG PURE PLAY COAL PRODUCERS Significantly Enhanced Market Capitalization (as of 2/28/2025) (Market Capitalization, $ in bn) $4.0 $3.4 $2.9 $2.5 $1.8 $1.7 $1.3 $0.6 Peer 4 Peer 5 Peer 6 Peer 7 Peer 1 Peer 2 Peer 3 1 Historical Sector-Leading Adjusted EBITDA 1 (Calendar Year 2023-24 Average Adjusted EBITDA , $ in bn) $1.3 $1.1 $1.1 $0.9 $0.8 $0.7 $0.6 $0.2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 1 Peer 2 Source: SEC Filings, FactSet as of 02/28/2025. Note: Adjusted EBITDA is a non-GAAP financial measure. Core 2023-24 Average Adjusted EBITDA figure reflects the combined performance of Arch and CONSOL as standalone entities 25

STRONG FINANCIAL PROFILE

FINANCIAL PROFILE

~$4,732 mm
2024 revenue[1]

~$346 mm
2024 FCF generation[2]

~$900 mm
Adjusted EBITDA[2]

~$1,150 mm
2023 FCF generation[2]

STRONG BALANCE SHEET

$1.1 bn
Total liquidity
as of 1/14/25

~$590 mm
Cash, cash equivalents and short-term investments
as of 1/14/25

~$376 mm
Net cash[2] position
as of 1/14/25

$600 mm
Revolving credit facility
as of 1/14/25

KEY STATISTICS

29 – 31 mm
Projected High C.V. Thermal Segment sales volumes for 2025

9.25 mm
Projected normalized[3] Metallurgical Segment sales volume run-rate

24 mm
Sales volumes committed and priced in High C.V. Thermal Segment for 2025

~$90
Projected normalized[3] per-ton cash cost for Metallurgical Segment

$61 – $63
Projected per-ton sales price on committed and priced volumes for the High C.V. Thermal Segment for 2025

$300 – $330 mm
Projected capital expenditures for 2025

$38 – $40
Projected per-ton cash cost in the High C.V. Thermal Segment for 2025

[1] 2024 CONSOL revenue of $2,236 million; 2024 Arch revenue of $2,496 million, including interest and other income to conform Arch's historical financial information to that of CONSOL
[2] Adjusted EBITDA, free cash flow, and net cash are non-GAAP measures. All 2024A figures reflect the combined performance of Arch and CONSOL as standalone entities and do not contain pro forma adjustments as a result of the merger
[3] "Normalized" is defined as the expected run rate on an annualized basis post the resumption of longwall production at Leer South

26

CORE

FORTIFYING THE BALANCE SHEET Core Has A Strong Balance Sheet And A Significant Net Cash Positive Position • Core plans to maintain financial flexibility through a ($ in mm) combination of strong liquidity and manageable debt levels • At the close of the transaction, Core had $1.1 billion of total liquidity, including $590 million in cash and cash equivalents $600 and short-term investments • Core’s modest total debt level of $214 million at 01/14/25 $500 consists almost exclusively of tax-exempt bonds NET CASH POSITIVE POSITION $400 Tax Exempt Bonds • Core recently amended and extended the legacy CONSOL $376 mm $177 revolving credit facility, upsizing the facility commitment to $600 million $300 Equipment Leases $590 and Other Debt • Core is targeting a net debt-neutral balance sheet over time, and expects to direct the substantial majority of its current $200 ($36) excess cash position to its capital return program TOTAL DEBT $214 mm Tax Exempt Bonds • The company plans to explore modest, incremental $100 ($178) equipment leases as a potentially low-cost and efficient addition to the capital structure $0 Cash, Cash Equivalents and Short-Term Investments Total Debt at 01/14/25 at 01/14/25 27

CORE IS STRONGER TOGETHER, DELIVERING ALREADY IDENTIFIED SYNERGY OPPORTUNITIES OF $110 MILLION – $140 MILLION Expected cost savings and operating synergies to be realized within six to 18 months following the close and then annually – with the expectation of additional synergy identification and capture thereafter Optimization of capacity at port assets LOGISTICS SG&A LOGISTICS & Optimization of SG&A functions, COAL BLENDING streamlining across the company, and elimination of duplicative public Product blending and related opportunities company costs BEST PROCUREMENT Efficiencies from sharing of best practices, PRACTICES Vendor purchase optimization technology, and deep technical expertise 28

POSITIONING CORE FOR GROWTH & LONG-TERM VALUE CREATION Maintain a premier, world-class portfolio of high-quality, longwall coal mining assets Sustain ample liquidity and a well-fortified balance sheet Execute robust capital return program Build on longstanding position as a leader in sustainability 29

Appendix 30 30

HIGHLY EXPERIENCED MANAGEMENT TEAM



JIMMY A. BROCK
EXECUTIVE CHAIRMAN

Mr. Brock previously served as Chief Executive Officer of CONSOL and was a member of CONSOL's Board since November 2017 and, prior, served as COO – Coal for CNX Resources Corporation

Mr. Brock joined CONSOL in 1979 at the Matthews Mine and has since held numerous positions, including Section Foreman, Longwall Coordinator, Mine Foreman, and Superintendent



PAUL A. LANG
CHIEF EXECUTIVE OFFICER

Mr. Lang previously held the title of Chief Executive Officer of Arch, serving in such capacity from April 2020 to January 2025

Mr. Lang joined Arch in 1984 and held various leadership roles prior to becoming CEO

He is a member of the executive committee of the National Mining Association and a board member of the Missouri University of Science and Technology



MITESH B. THAKKAR
PRESIDENT AND CHIEF FINANCIAL OFFICER

Appointed President of CONSOL in August 2023

Mr. Thakkar joined CONSOL in 2015 and served as Director of Finance and Investor Relations prior to becoming Chief Financial Officer in June 2020

Mr. Thakkar previously served in various roles in the equity research department of FBR Capital Markets



DECK S. SLONE
SVP, STRATEGY AND PUBLIC POLICY

Mr. Slone previously served as a member of Arch's senior officer team from 2005 to 2025

He started his career at Ashland Inc. and joined Arch at the time of its formation in 1997



ROBERT J. BRAITHWAITE, JR.
SVP, MARKETING AND SALES

With approximately 20 years of industry experience, Mr. Braithwaite joined CONSOL Energy in 2005 and held various senior roles in sales and marketing throughout his career

He has a proven track record in building strong relationships with customers and generating new business opportunities



ROSEMARY L. KLEIN
SVP, CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

Ms. Klein previously served as SVP – Law, General Counsel and Corporate Secretary for Arch Resources from October 2020 to January 2025

Before joining Arch, Ms. Klein held roles at Solutia Inc. and Spartech Corporation



KURT R. SALVATORI
SVP AND CHIEF ADMINISTRATIVE OFFICER

Mr. Salvatori previously served as Chief Administrative Officer of CONSOL Energy and VP – Administration of CONSOL Pennsylvania Coal Company since January 2017 and, prior, held various roles at CNX Resources Corporation and CNX Gas Corporation



GEORGE J. SCHULLER JR.
SVP AND CHIEF OPERATING OFFICER

30+ years of experience in the global mining industry, most recently serving as COO at Arch from March 2024 to January 2025

Prior to joining Arch, Mr. Schuller held various roles at Compass Minerals and Peabody Energy

31

Source: Company Website, Company Materials

CORE

Non-GAAP Reconciliations 32 32

Non-GAAP Reconciliations o We define adjusted EBITDA as (I) net income (loss) plus income taxes, interest expense and depreciation, depletion and amortization, as adjusted for (ii) certain non-cash items, such as stock-based compensation and loss on debt extinguishment and (iii) certain one-time transactions, such as merger-related expenses and certain litigation expenses for specific proceedings that arise outside of the ordinary course of our business. The GAAP measure most directly comparable to adjusted EBITDA is net income (loss). o Free cash flow is a non-GAAP financial measure, defined as net cash provided by operating activities plus proceeds from sales of assets less capital expenditures and investments 33 33 in mining-related activities. The GAAP measure most directly comparable to free cash flow is net cash provided by operations.